SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 969-3586
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

Item 2.02.    Results of Operations and Financial Condition

On July 31, 2013, Pioneer Southwest Energy Partners L.P. (the “Partnership”) issued the news release, with financial statements and schedules, that is attached hereto as Exhibit 99.1. In the news release, the Partnership announced financial and operating results for the quarter ended June 30, 2013, provided an operations update and provided the Partnership’s financial and operational outlook for future periods based on current expectations.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

99.1 -- News Release, dated July 31, 2013, titled "Pioneer Southwest Energy Partners L.P. Reports Second Quarter 2013 Financial and Operating Results" and financial statements and schedules attached to news release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

	By:	Pioneer Natural Resources GP LLC, its
general partner

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: July 31, 2013

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

EXHIBIT INDEX

Exhibit No.	Description

99.1
News Release, dated July 31, 2013, titled "Pioneer Southwest Energy Partners L.P. Reports Second Quarter 2013 Financial and Operating Results" and financial statements and schedules attached to news release.